UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION L3 AND L5(D) OF THE
                         SECURITIES EXCHANGE ACT OF L934


                                  MAY 15, 2006
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         000-50796                                      16-1171179
         ---------                                      ----------
(Commission File Number)                       (IRS Employer Identification No.)


           900 N. MICHIGAN AVENUE, SUITE 1600, CHICAGO, ILLINOIS 60611
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 274-2000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS

  ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 15, 2006, the company, D & E Parking, Inc. and Dale G. Stark entered into a Consulting Agreement effective as of May 1, 2007, whereby D & E Parking, Inc. and Dale G. Stark will continue to provide management consulting services to the company for a term of three (3) years ending on April 30, 2010. Pursuant to the Consulting Agreement, the company will pay D & E Parking, Inc. a retainer of $250,000.00 per year, plus up to $50,000.00 per year based upon attainment of certain development goals. D & E Parking, Inc. is a privately held company entirely owned by Edward E. Simmons, an Executive Vice President of the company, and Dale G. Stark, a former Senior Vice President of the company. A copy of the Consulting Agreement dated May 15, 2006 is attached as Exhibit 10.1 to this Form 8-K.


                   SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

         10.1     Consulting Agreement dated May 15, 2006

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                STANDARD PARKING CORPORATION



May 16, 2006                    By:  /s/ G. MARC BAUMANN
                                   ------------------------------------
                                      G. Marc Baumann
                                      Chief Financial Officer



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                                INDEX TO EXHIBITS


EXHIBIT                    DESCRIPTION OF EXHIBIT

10.1                       Consulting Agreement dated May 15, 2006